MML Series Investment Fund

MML Income & Growth Fund

Supplement dated December 15, 2017 to the

Prospectus dated May 1, 2017 and the

Summary Prospectus dated May 1, 2017

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements. This supplement replaces the supplements dated December 8, 2017 and December 14, 2017.

Effective immediately, the following information replaces similar information found in the table under Performance Information (on page 43 of the Prospectus) for the MML Income & Growth Fund:

Average Annual Total Returns

(for the periods ended December 31, 2016)

		One Year	Five Years	Ten Years
Initial Class	MML Income & Growth Fund	16.40%	12.12%	4.80%
Service Class	MML Income & Growth Fund	16.10%	11.84%	4.52%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)[1]		17.34%	14.80%	5.72%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		11.96%	14.66%	6.95%

(1)

Going forward, the Fund’s performance benchmark index will be the Russell 1000 Value Index rather than the S&P 500 Index because the Russell 1000 Value Index more closely represents the Fund’s investment strategy.

Effective December 4, 2017, Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) replaced BlackRock Investment Management, LLC (“BlackRock”) as subadviser of the MML Income & Growth Fund.

Effective December 4, 2017, all references to BlackRock are hereby removed.

Effective December 4, 2017, the following information replaces similar information found (on page 40 of the Prospectus) under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance:

The Fund invests primarily in equity securities of issuers that the Fund’s subadviser, Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), believes are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which the Fund’s subadviser believes are generally above $2 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may at times invest a substantial portion of its assets in obligations of issuers in one or more market, economic, or industry sectors. The Fund may hold a portion of its assets in cash or cash equivalents.

Barrow Hanley employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. In selecting investments for the Fund, Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify primarily large capitalization companies that it considers to be undervalued and to have the potential to generate superior returns while subjecting the Fund to below average levels of risk. Barrow Hanley typically invests in approximately 80-120 securities. Barrow Hanley may consider selling a stock for the Fund if, in its judgment, the security has reached its valuation target, the company’s fundamentals begin to deteriorate, or other opportunities appear more attractive.

Effective December 4, 2017, the following information replaces the information found (on page 43 of the Prospectus) under the headings Subadviser and Portfolio Managers in the section titled Management:

Subadviser: Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”)

Portfolio Managers:

Mark Giambrone is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2017.

Michael B. Nayfa, CFA is a Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2017.

Ray Nixon Jr. is an Executive Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2017.

Terry L. Pelzel, CFA is a Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2017.

Brian F. Quinn, CFA is a Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2017.

Lewis Ropp is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2017.

Effective December 4, 2017, the following information supplements the information found on pages 100-107 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, manages the MML Income & Growth Fund. Barrow Hanley is a subsidiary of OM Asset Management plc (“OMAM”), a publicly-held company traded on the New York Stock Exchange (“NYSE”). OMAM is comprised of approximately eight independent asset management firms. As of October 31, 2017, Barrow Hanley had approximately $91.7 billion in assets under management.

Barrow Hanley replaced BlackRock as subadviser of the MML Income & Growth Fund on December 4, 2017.

Mark Giambrone

is a portfolio manager for a portion of the MML Income & Growth Fund. Mr. Giambrone joined Barrow Hanley in 1999 and serves as a Managing Director. Prior to joining Barrow Hanley, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his 25-year investment career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal.

Michael B. Nafya, CFA

is a portfolio manager for a portion of the MML Income & Growth Fund. Mr. Nafya joined Barrow Hanley in 2008 as an equity analyst and currently serves as a Director. During his 13-year investment career, he has served as an analyst at HBK and in institutional equity sales at Natexis Bleichroeder. Prior to joining Barrow Hanley, Mr. Nafya began his career in institutional sales at Sidoti & Company, LLC.

Ray Nixon, Jr.

is a portfolio manager for a portion of the MML Income & Growth Fund. Mr. Nixon joined Barrow Hanley in 1994 and serves as an Executive Director. Prior to joining Barrow Hanley, Mr. Nixon was employed by Smith Barney, Inc., where he was a member of the firm’s Investment Policy Committee and served as their lead institutional stockbroker for the Southwest. During his 40-year investment career, he also served as a research analyst for the Teacher Retirement System of Texas.

Terry L. Pelzel, CFA

is a portfolio manager for a portion of the MML Income & Growth Fund. Mr. Pelzel joined Barrow Hanley in 2010 as an equity analyst and currently serves as a Director. During his 12-year investment career, he has served as a senior portfolio analyst at Highland Capital Management, LP and as a financial analyst at Houlihan, Lokey, Howard & Zukin, Inc.

Brian F. Quinn, CFA

is a portfolio manager for a portion of the MML Income & Growth Fund. Mr. Quinn joined Barrow Hanley in 2005 and serves as a Director. During his 16-year investment career, he has served as an equity analyst for Clover Partners, LP and as a credit analyst for Frost Bank.

Lewis Ropp

is a portfolio manager for a portion of the MML Income & Growth Fund. Mr. Ropp joined Barrow Hanley in 2001 and serves as a Managing Director. Prior to joining Barrow Hanley, Mr. Ropp was employed by Frost Securities where he was a senior equity analyst and a managing director of the Energy Group. Mr. Ropp also served in management positions at Shell Oil Company and as a securities analyst in the energy sector at Howard, Weil, Labouisse, Friedrichs, Inc. prior to joining Frost Securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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